Exhibit 99.1

            PeopleSoft Reports Second Quarter 2004 Results

    PLEASANTON, Calif.--(BUSINESS WIRE)--July 27, 2004--PeopleSoft, Inc. (Nasdaq:PSFT) today announced its second quarter 2004 financial results. For the quarter ended June 30, 2004, the Company reported license revenue of $130 million and total revenue of $647 million.
    Pro forma net income was $51 million for the second quarter of 2004, compared to $54 million in the same period last year. Pro forma earnings per share were $0.14, compared with $0.17 in the same period last year.
    On a GAAP basis, net income for the second quarter of 2004 was $11 million compared with $37 million in the same period last year. GAAP earnings per share were $0.03 for the second quarter compared with $0.11 in the same period last year.
    Cash flow from operations in the second quarter of 2004 was $89 million. At June 30, 2004, the Company's cash and investment balances were $1.6 billion and Days Sales Outstanding for the quarter was 55 days.
    Pro forma results exclude restructuring charges and purchase accounting adjustments and other charges arising from the acquisition of J.D. Edwards, including the revenue impact of the deferred maintenance write-down to fair value, and the amortization of capitalized software and intangibles. Pro forma results also exclude costs directly associated with Oracle's hostile tender offer. Historical pro forma results have been adjusted to reflect this presentation. A reconciliation of the pro forma to GAAP financial measures in this press release is incorporated below and is available on our website at www.peoplesoft.com.

    Management Commentary

    "Our financial results in Q2 reflected the heavy media coverage of the United States of America versus Oracle trial," said President and CEO Craig Conway. "Clearly it was the elephant in the room for our customers.
    "Considering the extraordinary circumstances we were operating under, our performance was still solid with more than 160 new customers, and strong cash flow and bottom line earnings," Conway added. "We believe these signs point to strong performance when a decision is reached in this case and we are on a level playing field again."

    Customer Wins

    Leading organizations that chose PeopleSoft's applications during the quarter included: AmeriGas Propane, Blockbuster, Blue Cross Blue Shield of Florida, Carrefour, Casio Computer, Federal Signal, FedEx, Government of Puerto Rico Dept. of Treasury, ING Bank, Johnson Matthey, Kaiser Foundation Hospitals, Leggett & Platt, Lehman Brothers, Lennar, Medtronic, Nomura Holding America, Office of the Deputy Chief of Staff (US Army), Talkline, Total Fina Elf, Toyota Motor Manufacturing North America and the University of Vermont.

    Non-GAAP Financial Measures

    The Company utilizes non-GAAP financial measures in analyzing financial results because they are useful to investors and management in evaluating the Company's ongoing operational performance. These financial measures facilitate making period-to-period comparisons exclusive of the impact of certain events, such as the acquisition of J.D. Edwards, other restructuring charges, and the costs directly associated with responding to Oracle's hostile tender offer, which events might otherwise obscure the results of our core business when compared to our competitors or our own historical performance. In addition, presentation of these non-GAAP financial measures enables investors to evaluate the Company's performance under both the GAAP and pro forma measures that management and the Board of Directors use to evaluate the Company's performance.
    Where non-GAAP financial measures have been included in this press release, the Company has provided the comparable GAAP measure and, in the table below, reconciled the GAAP to the non-GAAP measures. A reconciliation of these GAAP to non-GAAP financial measures is also available on our web site at www.peoplesoft.com.
    PeopleSoft's non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. PeopleSoft's non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

    The following table reconciles the non-GAAP financial measures to GAAP (in thousands except EPS):

                                Q2 2004               Q2 2003
                      -----------------------  ----------------------
                          Net Income    EPS        Net Income    EPS
                      --------------- -------  ----------------------

Pro forma                    $50,536   $0.14         $53,783   $0.17

 Revenue impact of
  deferred maintenance
  write-down                 (10,252)  (0.03)
 Oracle costs                (10,469)  (0.03)         (8,763)  (0.03)
 Restructuring charges        (2,460)  (0.01)         (8,486)  (0.03)
 Amortization of
  capitalized software
  and intangible assets      (16,377)  (0.04)

                      --------------- -------  ----------------------
GAAP                         $10,978   $0.03         $36,534   $0.11
                      =============== =======  ======================

    Company to Host Conference Call

    PeopleSoft will host a conference call today, July 27, 2004, at 3:00 p.m. PT/6:00 p.m. ET to discuss the quarterly results. A live audio-only web cast of the call will be made available in the Investor Relations section of the Company's web site at www.peoplesoft.com. A replay of the call will be made available for seven days following the call and will be accessible on the Company's web site.

    About PeopleSoft

    PeopleSoft (Nasdaq:PSFT) is the world's second largest provider of enterprise application software with 12,200 customers in more than 25 industries and 150 countries. For more information, visit us at www.peoplesoft.com.

    PeopleSoft and the PeopleSoft logo are registered trademarks of PeopleSoft, Inc. All other Company and product names may be trademarks of their respective owners. Copyright (C) 2004 PeopleSoft, Inc. All rights reserved.

    Forward-Looking Statements

    This press release may contain forward-looking statements that state PeopleSoft's intentions, beliefs, expectations, or predictions for the future. You are cautioned that these statements are only predictions and may differ materially from actual future events or results. All forward-looking statements are only as of the date they are made and PeopleSoft undertakes no obligation to update or revise them. The specific forward-looking statements relate to such matters as the impact of PeopleSoft's combination with J.D. Edwards including the integration, the profitability of our international operations, and the combined Company's projected financial performance. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the PeopleSoft's actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include: the costs and disruption to our business arising from the Oracle hostile tender offer, the publicity surrounding the United States Department of Justice lawsuit against Oracle and the unknown outcome of that suit; our ability to successfully complete the integration of J.D. Edwards into PeopleSoft and to achieve anticipated synergies, economic and political conditions in the U.S. and abroad; the ability to complete and deliver products and services within currently estimated time frames and budgets; the ability to manage expenses effectively; the ability to achieve revenue from products and services that are under development; the competitive environment and pricing pressures; and other risks referenced from time to time in PeopleSoft's filings with the Securities and Exchange Commission. Please refer to PeopleSoft's most recent reports on Form 10-Q and Form 10-K for more information on the risk factors that could cause actual results to differ.

    Important Additional Information

    PeopleSoft has filed a Solicitation/Recommendation Statement on
Schedule 14D-9 regarding Oracle's tender offer. PeopleSoft stockholders should read the Schedule 14D-9 (including any amendments) because these documents contain important information. The Schedule 14D-9 and other public filings made by PeopleSoft with the SEC are available without charge from the SEC's website at www.sec.gov and from PeopleSoft at www.peoplesoft.com.


                           PEOPLESOFT, INC.
            CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 (In thousands, except per share data)
                              (unaudited)

                           THREE MONTHS ENDED     SIX MONTHS ENDED
                                 JUNE 30,              JUNE 30,
                             2004       2003       2004       2003
                          ---------- ---------- ---------- ----------
Revenues:
 License fees              $130,016   $111,726   $260,902   $192,567
 Maintenance revenue        302,248    205,563    599,098    405,484
 Professional services
  revenue                   215,001    180,153    430,384    359,647
                          ---------- ---------- ---------- ----------
      Service revenues      517,249    385,716  1,029,482    765,131
                          ---------- ---------- ---------- ----------
      Total revenues        647,265    497,442  1,290,384    957,698

Costs and expenses:
 Cost of license fees        24,773      9,563     48,147     18,289
 Cost of services           226,442    166,698    449,408    330,167
 Sales and marketing
  expense                   176,590    131,492    345,761    251,050
 Product development
  expense                   137,938     84,646    265,312    168,351
 General and
  administrative expense     63,162     41,024    122,237     74,039
 Restructuring,
  acquisition and other
  charges                     4,043     13,799     12,272     13,799
                          ---------- ---------- ---------- ----------
    Total costs and
     expenses               632,948    447,222  1,243,137    855,695
                          ---------- ---------- ---------- ----------

Operating income             14,317     50,220     47,247    102,003
Other income, net             2,696      4,712      7,796     11,678
                          ---------- ---------- ---------- ----------

Income before provision
 for income taxes            17,013     54,932     55,043    113,681
Provision for income
 taxes                        6,035     18,398     19,860     38,668
                          ---------- ---------- ---------- ----------

Net income                  $10,978    $36,534    $35,183    $75,013
                          ========== ========== ========== ==========

Basic income per share        $0.03      $0.12      $0.10      $0.24
                          ========== ========== ========== ==========
Shares used in basic per
 share computation          363,566    315,707    362,664    315,302
                          ========== ========== ========== ==========

Diluted income per share      $0.03      $0.11      $0.10      $0.23
                          ========== ========== ========== ==========
Shares used in diluted
 per share computation      368,517    318,630    369,741    319,299
                          ========== ========== ========== ==========


                           PEOPLESOFT, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                 (In thousands, except employee count)
                              (unaudited)

                                             JUNE 30,     DECEMBER 31,
                                                2004         2003
                                           -----------  -------------
Assets:
Current assets:
 Cash and cash equivalents                   $542,467       $439,385
 Short-term investments and restricted
  cash                                      1,034,255        961,906
 Accounts receivable, net                     395,757        462,528
 Income taxes receivable                       11,671         18,749
 Deferred tax assets                           43,497         58,630
 Prepaid expenses and other current assets     66,616         69,997
                                           -----------  -------------
    Total current assets                    2,094,263      2,011,195

Property and equipment, net                   482,365        448,211
Long term investments                          40,713         29,219
Deferred tax assets                            56,698         42,049
Capitalized software, net                     204,483        234,217
Goodwill                                    1,002,977      1,005,660
Other intangible assets, net                  413,351        444,991
Other assets                                   10,291          9,186
                                           -----------  -------------
    Total assets                           $4,305,141     $4,224,728
                                           ===========  =============

Liabilities and Stockholders' Equity:
Current liabilities:
 Accounts payable                             $45,043        $51,190
 Accrued liabilities                          150,823        158,360
 Restructuring reserves                        50,622         78,250
 Accrued compensation and related expenses    186,906        224,983
 Income taxes payable                          64,680        106,355
 Short-term deferred revenues                 669,692        588,590
                                           -----------  -------------
    Total current liabilities               1,167,766      1,207,728

Long-term deferred revenues                   118,081        119,896
Other liabilities                              39,496         37,655
                                           -----------  -------------
    Total liabilities                       1,325,343      1,365,279

Stockholders' equity:
 Common stock                                   3,828          3,776
 Additional paid-in capital                 2,600,103      2,508,995
 Retained earnings                            720,030        684,847
 Treasury stock                              (387,714)      (387,046)
 Accumulated other comprehensive income        43,551         48,877
                                           -----------  -------------
    Total stockholders' equity              2,979,798      2,859,449
                                           -----------  -------------
    Total liabilities and
     stockholders' equity                  $4,305,141     $4,224,728
                                           ===========  =============

Worldwide employee count                       11,461         12,163


                           PEOPLESOFT, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)
                              (unaudited)


                                                 SIX MONTHS ENDED
                                                     JUNE 30,
                                              -----------------------
                                                  2004        2003
                                              ----------- -----------

Operating activities:
Net income                                       $35,183     $75,013
Adjustments to reconcile net income to net
 cash provided by operating activities:
   Depreciation and amortization                 111,790      56,710
   Provision for doubtful accounts                 3,606       5,544
   Tax benefits from employee stock
    transactions                                   8,652       3,585
   Provision for deferred income taxes               688       7,739
   Loss (gain) on sales of investments and
    disposition of property and
    equipment, net                                    81      (1,289)
   Non-cash stock compensation                     7,073       4,628
   Non-cash restructuring, acquisition and
    other charges                                  3,972       1,722
   Changes in operating assets and liabilities:
    Accounts receivable                           56,977      45,350
    Accounts payable and accrued liabilities     (39,422)     10,735
    Accrued compensation and related expenses    (37,343)    (26,157)
    Income taxes, net                            (34,763)    (23,529)
    Deferred revenues                             83,192      26,439
    Other                                          5,066       6,769
                                              ----------- -----------
   Net cash provided by operating activities     204,752     193,259

Investing activities:
Purchase of available-for-sale investments (3,301,158) (6,822,384) Proceeds from sales and maturities of
 investments                                   3,215,911   6,732,056
Purchases of property and equipment              (88,938)   (213,801)
                                              ----------- -----------
  Net cash used in investing activities         (174,185)   (304,129)

Financing activities:
Net proceeds from employee stock transactions     74,509      49,145
                                              ----------- -----------
  Net cash provided by financing activities       74,509      49,145
Effect of foreign exchange rate changes on
 cash and cash equivalents                        (1,994)     15,241
                                              ----------- -----------
Net increase (decrease) in cash and cash
 equivalents                                     103,082     (46,484)
Cash and cash equivalents at beginning of
 period                                          439,385     319,344
                                              ----------- -----------
Cash and cash equivalents at end of period      $542,467    $272,860
                                              ----------- -----------


    CONTACT: PeopleSoft
             Bob Okunski, 877-528-7413 (Investor Relations) bob_okunski@peoplesoft.com
             Steve Swasey, 925-694-5230 (Public Relations) steve_swasey@peoplesoft.com